UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)          November 3, 2004

Health Outcomes Management Inc.
(Exact name of registrant as specified in its charter)

Minnesota
(State or other jurisdiction of incorporation

0-9587                              41-1546471
(Commission File Number)          (IRS Employer Identification No.)

8311 Windbreak Trail, St. Paul, MN          55042
(Address of Principal Executive Offices)        (Zip Code)

Registrant's telephone number, including area code     612-245-4337

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On November 3, 2004, Hudson Securities Inc. issued a press release announcing that they have signed a letter of intent with Health Outcomes Management Inc. in regards to Hudson Securities acquisition of Health Outcomes Management in a reverse merger transaction.

See additional information in a copy of the press release furnished as Exhibit 99.01.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit No.       Description

99.01            Press Release of Hudson Securities dated November 3, 2004

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Health Outcomes Management Inc.
(a Minnesota Corporation)

  /s/ Peter J. Zugschwert
Peter J. Zugschwert
President and Chief Executive Officer

November 3, 2004